EX-2.1  ASSET PURCHASE AGREEMENT

EXHIBIT 2.1

ASSET PURCHASE AGREEMENT

          THIS ASSET PURCHASE AGREEMENT, (this "Agreement") is made and entered into this 6th day of June, 2000, by and among Diagnostic Health Services, Inc., a Delaware corporation and SoCal Subsidiary I, Inc., a California corporation (collectively referred to herein as "Seller"), both debtors-in-possession in Chapter 11 cases in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division ("Bankruptcy Court"), and SoCal MRI Site Management, Inc., a California corporation ("Buyer").

PRELIMINARY STATEMENTS

         A.     Seller is the owner of certain assets used in connection with the operations of its MRI scanning centers listed on Schedule C (each, an "MRI Center" and together, the "MRI Centers").

          B.     Pursuant to Section 363(b) of the United States Bankruptcy Code, 11 U.S.C. Section 101 et. seq., Seller desires to sell, assign, transfer, convey and deliver to Buyer, and Buyer desires to receive from Seller, all of Seller's assets located at the MRI Centers, but specifically excluding such of Seller's assets as are specifically excluded under the terms of this Agreement, and Buyer has agreed, in consideration therefor, to assume certain liabilities described herein valued at $2,100,000, and to pay to Seller $9,425,000.00 cash ("Purchase Price").

         NOW, THEREFORE, for and in consideration of the foregoing, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

STATEMENT OF AGREEMENT

          1.     Acquired Assets and Liabilities.

(a)

Subject to the terms and conditions and in reliance upon the representations and warranties of the Seller contained in this Agreement, at the Closing (as defined below), the Seller shall sell and transfer to Buyer, and Buyer shall purchase and receive from Seller, all of Seller's right, title and interest of every conceivable kind and character whatsoever in, to, under, or with respect to those assets of Seller, with respect to each MRI Center, described on Schedule A attached hereto (the "Acquired Assets").

(b)

Subject to the terms and conditions and in reliance upon the representations and warranties of the Seller contained in this Agreement, Buyer shall assume from Seller at Closing, all of those liabilities and agreements of Seller, with respect to each MRI Center, described on Schedule B attached hereto which arise after the Closing (the "Assumed Liabilities and Agreements").

(c)	At the Closing, Buyer shall deliver to Seller by wire transfer of immediately available funds an amount equal to $8,575,000.00 (the "Closing Payment").

          2.     Excluded Assets. Seller and Buyer agree that the following assets and liabilities are excluded for all purposes from the sale and purchase contemplated in this Agreement ("Excluded Assets"):

(a)	all assets of the Seller not identified in Schedule A;
(b)	all debts, liabilities or other obligations of Seller not identified on Schedule B, including those listed on Schedule E;
(c)	all assets of Seller not located at or in any MRI Center as of the date of this Agreement;
(d)	all assets, properties and other rights owned by Seller which do not relate in any way to the ownership, management and operation of any of the MRI Centers; and
(e)

all intangible property of the Seller not relating to the MRI Centers, including without limitation all patents, trademarks, servicemarks, copyrights, trade names, goodwill, trade secrets, know-how and intellectual property of the Seller, except as specifically identified on Schedule A.

          3.     Seller's Representations and Warranties. Seller does hereby represent, warrant and agree to and with Buyer, its successors and assigns that:

(a)	Seller is the lawful owner of the Acquired Assets;
(b)	subject to Bankruptcy Court approval, Seller has full power and authority to execute, deliver and perform this Agreement;
(c)

at the Closing, Seller will transfer to Buyer good, valid and indefeasible title to each of the Acquired Assets, free and clear of all liens and encumbrances except as otherwise consented to in writing by Buyer, and

(d)

Seller has heretofore furnished Buyer with copies of financial information about Seller's MRI Centers. Except as disclosed on Schedule D, to the best of Seller's knowledge, all financial statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods indicated, reflect all material liabilities of Seller relating to the MRI Centers, including all material contingent liabilities of Seller relating to the MRI Centers, as of their respective dates, and present fairly the financial position of Seller's MRI Centers, as of such dates and the results of operations and cash flows for the period or periods reflected therein.

(e)

Seller has not received any notices of material violations of any federal, state and local laws, regulations and ordinances relating to the operations of the Business and the Assets, including, without limitation, the Federal Environmental Protection Act, the Occupational Safety and Health Act, the Americans with Disabilities Act and any Environmental Laws, and no notice of any pending inspection or violation of any such law, regulation or ordinance has been received by Seller.

          4.     Good Faith Deposit. Buyer is transmitting herewith its fully refundable good faith deposit in the amount of $850,000.00 ("Deposit "). Deposit shall be held by PWS Group, Inc. ("Holder") and shall not be commingled with the assets of Seller. The Deposit shall be applied to the Purchase Price should this transaction close. If the transaction does not close and the failure to close is not because of Buyer's breach of this Agreement, the Deposit shall be immediately refunded to Buyer by Holder. If the transaction does not close and the failure to close is because of Buyer's breach of this Agreement, Holder shall deliver the Deposit to Seller.

          5.     Buyer's Default. Any failure of Buyer to consummate this Agreement on the Closing Date shall result in the forfeiture of the Deposit unless (a) the failure to close was caused by Seller's breach of this Agreement; or (b) the Acquired Assets are sold to a third party as a result of a higher bid.

          6.     Conditions to Closing.

(a)	Conditions to Obligations of Buyer. The obligations of Buyer are subject, at its election, to the satisfaction at or prior to Closing Date of the following conditions:
	i.	Seller shall have executed and delivered, or caused to be executed and delivered, to Buyer the instruments of conveyance contemplated by Section 7(b).
	ii.	The Bankruptcy Court shall have entered an Order authorizing the sale that provides the following:
a.

There is no litigation, governmental investigation, arbitration or other proceedings (formal or informal) pending or, to the knowledge of Seller, threatened against or affecting it or its assets and relating to the MRI Centers.

		b.	Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to the Closing Date.
c.

No suit, action, or other proceeding shall be pending or, to the knowledge of Seller, threatened, before any court or governmental agency wherein an unfavorable judgment, decree or order would prevent the carrying out of this Agreement or any of the transactions or events contemplated hereby, or would otherwise have a material adverse effect on the Acquired Assets or the MRI Centers.

		d.	Buyer shall have no liability for any employee related expense or benefit (ERISA related or otherwise) arising prior to the Closing.
		e.	that the Buyer is a good faith buyer entitled to the benefit of 11 U.S.C. Section 363(m).
f.

that Buyer has no obligation for (i) any taxes assessed against the Seller on Acquired Assets incurred prior to the Closing, (ii) transfer tax liability or sales tax liability, if any, for the transfer of the Acquired Assets, or (iii) any liability for any claim made for the recoupment or reimbursement for any benefit or payment made to Seller for services provided at the MRI Centers prior to the Closing Date, including any claim for offset, reimbursement or recoupment by Medicare or Medicaid.

		g.	appropriate retention and access to all business and patient records of the MRI Centers, mutually agreeable to Buyer and Seller.
(b)	Conditions to Obligations of Seller. The obligations of Seller are subject, at its election, to the satisfaction at or prior to Closing Date of the following conditions:
i.

Each of the Buyer's representations and warranties contained herein shall be true and correct in all material respects, on and as of the Closing Date, as though made on and as of the Closing Date, except for changes permitted or contemplated by this Agreement.

	ii.	Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to the Closing Date.
iii.

No suit, action or other proceeding shall be pending or, to the knowledge of Buyer, threatened, before any court or governmental agency wherein an unfavorable judgment, decree or order would prevent the carrying out of this Agreement or any of the transactions or events contemplated hereby, or would otherwise have a material adverse effect on the Acquired Assets or the MRI Centers.

	iv.	Buyer shall have executed and delivered, or caused to be executed and delivered, to Seller the instruments of conveyance contemplated by Section 7(c).
	v.	Seller shall have received the Purchase Price in the manner specified in Section 1 and Section 4.

          7.     Closing.

(a)

Subject to the fulfillment and completion of the conditions set forth in Section 6, the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201 on a date approved by the Court, currently contemplated to be June 6, 2000. The Closing may be postponed to such other date as the Parties may mutually agree or as otherwise ordered by the Bankruptcy Court. The date on which the Closing actually occurs is hereinafter referred to as the "Closing Date."

(b)	At the Closing, the Seller shall deliver to the Buyer the following:
	i.	bill of sale for the Acquired Assets;
	ii.	such other instruments of conveyance and transfer as shall be necessary to vest in Buyer good and valid title to the Acquired Assets, free and clear of all liens and encumbrances; and
	iii.	a receipt for the payment of the Closing Payment.
(c)	At the Closing, Buyer shall deliver to Seller the following:
	i.	the Closing Payment;
ii.

executed agreements by Seller and Buyer for the assignment and assumption by Buyer of all of Seller's rights, obligations and duties contained in those contracts described on Schedule B-1 and assumed by Buyer. Such assignment and assumption agreements shall be in the form approved by Seller; and

iii.

executed agreements by Seller and Buyer for the assignment and assumption by Buyer of all of Seller's rights, obligations and duties contained in any of those contracts listed on Schedule B-2 which are approved by the Court for assignment. The failure to assign any contracts on Schedule B-2 is a default of this Agreement only if the failure to assign such contract is after Court approval of such assignment.

          8.     Further Assurances. At any time or from time to time after the Closing Date, at Buyer's reasonable request and without further consideration, Seller shall execute and deliver to Buyer such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as may be reasonably necessary in order to more effectively transfer, convey and assign to Buyer good and valid title to all of the Acquired Assets.

          9.     NO WARRANTY. THE ACQUIRED ASSETS ARE SOLD "AS IS, WHERE IS" AND WITH ALL FAULTS. THE WARRANTIES SET FORTH IN SECTION 3 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF SELLER, WHETHER WRITTEN, ORAL OR IMPLIED. SELLER SHALL NOT, BY VIRTUE OF HAVING SOLD THE ACQUIRED ASSETS, BE DEEMED TO HAVE MADE ANY OTHER REPRESENTATION OR WARRANTY, INCLUDING, BUT NOT LIMITED TO, ANY REPRESENTATION OR WARRANTY AS TO THE MERCHANTABILITY, FITNESS FOR ANY USE, DESIGN, CONDITION, VALUE OR OPERATION, AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OR THE ABSENCE OF ANY LATENT, INHERENT OR OTHER DEFECT IN ANY OF THE ACQUIRED ASSETS OR ANY PART THEREOF, INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, COMPLIANCE OF THE ACQUIRED ASSETS OR ANY PORTION OR PART THEREOF WITH ANY APPLICABLE LAWS OR REGULATIONS OR ANY OTHER MATTER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, IT BEING UNDERSTOOD THAT ALL SUCH DISCLAIMED RISKS ARE TO BE BORNE SOLELY BY BUYER, AND THAT BUYER HAS NOT RELIED ON ANY WARRANTY OR REPRESENTATION NOT SET FORTH HEREIN .

          10.     Buyer's Authority. Buyer hereby covenants, warrants and agrees to and with Seller that Buyer has full power and authority to execute, deliver and perform this Agreement.

          11.     Buyer's Brokerage Fees. Neither Buyer nor any of its respective officers, directors, agents or employees has employed or incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees, commissions or other amounts with respect to the transactions contemplated by this Agreement, and the Buyer agrees to hold Seller harmless from and against any and all damages or costs incurred by reason of any contrary assertions.

          12.     Non-Competition Covenant. From the Closing Date, and for a period of two (2) years thereafter, Seller agrees, on behalf of itself and its existing and future subsidiary and affiliated corporations and entities thereof, not to Engage in a Competitive Business in the Geographic Area. "Engage" means having any ownership or other pecuniary interest in, or operating or assisting any other person in operating a business or activity. "Competitive Business" means the business of providing MRI equipment and services at an independent, freestanding imaging center. "Geographic Area" means Los Angeles County and Riverside County, California. The parties specifically intend that, should a court of competent jurisdiction find that this non-competition covenant is unenforceable on account of its scope of activities covered, geographic scope or otherwise, then such court shall be authorized to limit the scope hereof to the minimum extent necessary to make it enforceable, and shall enforce the covenant as so modified.

          13.     Public Announcement. Upon the execution of this Agreement by each of the parties hereto and the Closing or termination hereof, Buyer and Seller may choose to issue press releases concerning the transactions contemplated hereby; in that event, such press releases shall be mutually acceptable to the parties. Prior to the Closing, except as otherwise provided herein or to the extent required by applicable law or legal process (in which case the disclosing party will use reasonable efforts to advise the other party prior to making the disclosure), none of the parties shall (and each party shall use its reasonable best efforts to cause its affiliates, directors, officers, employees and agents) issue any press release or make any public announcement concerning the transactions contemplated by this Agreement without the consent of the other parties (which consent shall not be unreasonably withheld).

          14.     Retention of Employees. As of and after the Closing Date, Seller shall terminate and Buyer will offer employment to all employees of each of the MRI Centers (the "Employees"), provided that:

(a)	the Employees shall immediately become employees at will of Buyer with tenure based on length of service with Seller; provided, however the Employee's shall have no guarantee of future employment;
(b)

the Employees shall immediately become eligible for any employee benefit programs based upon the terms of such plans provided by Buyer to Buyer's employees prior to the Closing Date. Each Employee will receive benefits commensurate with that Employee's level of employment; and

(c)

if Buyer is to provide health insurance coverage to any Employee as a result of Buyer's obligations contained in Clause 13(b) above, there shall be no preconditions that the Employee must meet in order to obtain such health insurance coverage.

          15.     Termination of Agreement. Notwithstanding anything herein or elsewhere to the contrary, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date upon any of the following:

(a)	Mutual Consent: By mutual consent of the parties hereto.
(b)	Material Change: The daily average of the aggregate of MRI tests performed billable during January, February, March, April, May, 2000, is less than 30 per day.
(c)

Material Breach. By Buyer, on the one hand, or Seller, on the other hand, if the other party shall be in material breach of this Agreement, provided that the parties seeking such termination shall not also then be in material breach of this Agreement.

(d)	Failure of the Bankruptcy Court to approve the sale pursuant to this Agreement.

         Termination shall be effected by the giving of written notice to that effect by one party to the other. If this Agreement is validly terminated and the transactions contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect and no party shall be obligated to the other hereunder except as provided in the next sentence. Notwithstanding the foregoing or anything to the contrary in this Agreement, termination shall not affect the rights and remedies available to either of the parties as a result of the breach or default by the other party hereunder.

          16.     Miscellaneous.

(a)	Amendment. No amendment of this Agreement shall be effective unless in a writing signed by the parties.
(b)	No Third Party Beneficiaries. No person or entity other than the parties and their respective successors and assigns shall have any rights under this Agreement or the provisions contained herein.
(c)

Successors and Assigns. This Agreement and the agreements, undertakings and representations herein contained shall inure to the benefit of and bind the parties and their respective successors and assigns, provided that no part of this Agreement may be assigned without the prior written consent of the other parties hereto.

(d)

Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof, except for the continuing obligation under the Confidentiality Agreement between the parties dated January 21, 2000.

(e)

Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE UNITED STATES BANKRUPTCY CODE, 11 U.S.C. Section 101 ET. SEQ., AND THE LAWS OF THE STATE OF TEXAS, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

(f)	Time of Essence. Time is of the essence in the performance of this Agreement and all of its provisions.
(g)

Expenses. Each of the parties hereto have and shall pay all costs and expenses incurred by such party in connection with this Agreement. Seller acknowledges that it has engaged the PWS Group, Inc. and is responsible for any and all fees or commissions to the PWS Group, Inc.

(h)

Nature and Survival. All statements contained in this Agreement or in any Schedule attached hereto, and any certificate executed and delivered by any party pursuant to the terms of this Agreement, shall constitute representations and warranties of Seller, or of Buyer, as the case may be. All such representations and warranties, and all representations and warranties expressly labeled as such in this Agreement, shall survive the date of this Agreement until the Date of closing.

(i)

Validity. Subject to the approval of the Bankruptcy Court,, this Agreement is, and the related documents to be executed by Seller and Buyer will each be, the valid and binding obligations of Seller and Buyer, enforceable against Seller and Buyer in accordance with its respective terms.

(j)

Waivers. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, and no waiver shall be binding unless evidenced by an instrument in writing executed by the party making the waiver.

(k)

Interpretation. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Whenever the context of this Agreement requires, words in the singular shall be construed to include the plural and vice versa, and pronouns of any gender shall be deemed to include the masculine, feminine and neuter. The terms "herein," "hereof" and "hereunder" or similar terms used in this Agreement refer to this entire Agreement and not to the particular provision in which the term is used.

(l)

Severability. If any provision of this Agreement as applied to any part or to any circumstance shall be adjudged by a court of competent jurisdiction to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstance or the validity or enforceability of this Agreement.

(m)

Integration of Schedules and Exhibits. All Schedules and Exhibits attached to this Agreement are integral parts of this Agreement as if fully set forth herein, and all statements appearing therein shall be deemed disclosed for all purposes and not only in connection with the specific representation in which they are explicitly referenced.

(n)

No Rule of Construction. The parties acknowledge that this Agreement was initially prepared by Seller, and that all parties have read and negotiated the language used in this Agreement. The parties agree that, because all parties participated in negotiating and drafting this Agreement, no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting this Agreement.

(o)

No Referrals Required. The parties agree that no part of this Agreement shall be construed to induce or encourage the referral of patients or the purchase of healthcare services or supplies. The parties acknowledge that there is no requirement under this Agreement or any other agreement between Seller and Buyer that any party refer any patients to any healthcare provider or purchase any healthcare goods or services from any source. Additionally, no payment under this Agreement is in return for influencing the referral of patients, if any, or in return for purchasing, leasing or ordering services from Buyer or any of Buyer's affiliates

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"Buyer" SOCAL MRI SITE MANAGEMENT, INC.

By:	/S/ HOWARD G. BERGER, M.D. ___________________________________________ Howard G. Berger, M.D., President

"Seller" DIAGNOSTIC HEALTH SERVICES, INC.

By:	/S/ CHRISTOPHER L. TURNER ___________________________________________ Christopher L. Turner, Chief Executive Officer

By:	/S/ BRUCE HAMMOND ___________________________________________ Bruce Hammond, Executive Vice President

SOCAL SUBSIDIARY I, INC.

By:	/S/ CHRISTOPHER L. TURNER ___________________________________________ Christopher L. Turner, Chief Executive Officer

DIAGNOSTIC HEALTH SERVICES, INC.

Asset Purchase Agreement Schedules

Table of Contents

A.     Acquired Assets

        a.  Certain MRI Equipment

        b.  Office Inventory (Supplies, Computer Hardware, Equipment, and Miscellaneous)

        c.  Accounts Receivable

        d.  Other Assets

B1.   Assumed Liabilities and Agreements

        Chino Valley MRI

        San Gabriel Valley MRI

        Tarzana MRI

        Other

B2.   Assumed Liabilities and Agreements

        Supervising Physician Agreements

        Referral Contracts

C.     Purchased Locations

D.     Disclosures

E.     Excluded Liabilities